    As filed with the Securities and Exchange Commission on November 23, 1999

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 13, 1999

                                ADATOM.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                        0-22947                43-1771999
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

     920 Hillview Court, Suite 160
         Milpitas, California                              95035
----------------------------------------                 ----------
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (408) 935-7979

                       HEALTHCORE MEDICAL SOLUTIONS, INC.
                             11904 Blue Ridge Blvd.
                           Grandview, Missouri 64030
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 2. Acquisition or Disposition of Assets.

     The material set forth herein under Item 8, Change in Fiscal Year, is incorporated herein by reference.

Item 4. Changes in Registrant's Certifying Accountant

     On or about November 17, 1999, the Registrant appointed Richard A. Eisner & Company, LLP, the independent accountant of HealthCore Medical Solutions, Inc., as its independent accountant.


Item 8. Change in Fiscal Year.

     Because the Registrant is accounting for the Merger as a reverse acquisition in accordance with the policies of the Securities and Exchange Commission, the end of Registrant's fiscal year was changed on or about November 17, 1999 from September 30 (the fiscal year end of HealthCore Medical Solutions, Inc.) to December 31 (the fiscal year end of Adatom, Inc.), Adatom, Inc. is the accounting acquiror. In accordance with Commission guidance, no transition report will be filed.

     An Annual Report on Form 10-KSB will be filed for HealthCore Medical Solutions, Inc. for September 30, 1999, including only the results of HealthCore Medical Solutions, Inc.

     An Annual Report on Form 10-KSB will be filed for the Registrant for December 31, 1999, including results of the combined companies.

     The next Quarterly Report on Form 10-QSB will be filed for the Registrant for the period ending March 31, 2000.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 22, 1999



                                            ADATOM.COM,INC.


                                            By: /s/ Richard Barton
                                                -------------------
                                                Name: Richard Barton
                                                Title: Chairman, Chief
                                                       Executive Officer
                                                       and President